UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

462 7th Avenue, 4th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On January 29, 2015, Snap Interactive, Inc. (the “Company”) entered into an amendment to unsecured promissory note (the “Note Amendment”) with Clifford Lerner, the Company’s president, chief executive officer and a member of the Company’s board of directors, which was effective as of January 24, 2015. The Note Amendment extends the maturity date of the Company’s promissory note that is payable to Mr. Lerner from January 24, 2015 to October 24, 2015.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 29, 2015

SNAP INTERACTIVE, INC.

		By:	/s/ Clifford Lerner
Clifford Lerner
President and Chief Executive Officer

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